PLM INTERNATIONAL, INC.
  ONE MARKET PLAZA, STEUART STREET TOWER, SUITE 900, SAN FRANCISCO, CA 94105
              SPECIAL MEETING OF STOCKHOLDERS--DECEMBER 20, 1994
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints J. Alec Merriam and Allen V. Hirsch as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote, as designated below, all the shares of Common Stock of PLM International, Inc. held of record by the undersigned on November 21, 1994 at the Special Meeting of Stockholders to be held on December 20, 1994, or any adjournment thereof.

   The Board of Directors recommends a vote FOR Proposal 1:

   PROPOSAL NO. 1:

   Approval of the Amendment to Section 5 of the Certificate of Designations of Series A Preferred Stock

                      [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN



                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

            (CONTINUED FROM OTHER SIDE)

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

   Please sign exactly as name appears below.
                                              Dated:                      , 1994
                                                    ----------------------

                                              ----------------------------------
                                                           Signature

                                              ----------------------------------
                                                  Signature (If held jointly)

                                               When  shares  are  held by  joint
                                               tenants,  both should sign.  When
                                               signing  as  attorney,  executor,
                                               administrator,     trustee     or
                                               guardian,  please give full title
                                               as such. If a corporation, please
                                               sign  in full  corporate  name by
                                               president  or  other   authorized
                                               officer. If a partnership, please
                                               sign  in   partnership   name  by
                                               authorized  person.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.